--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 6, 2003


                              TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Maryland                      1-8520                  52-1145429
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               Exhibit Number            Description
               --------------            -----------

               Exhibit 99.1              Speech of President and Chief Executive
                                         Officer

ITEM 9.  REGULATION FD DISCLOSURE

         On May 6, 2003 the Registrant held its annual shareholders meeting. The speech made by Michael L. Bennett, President and Chief Executive Officer, to shareholders at that meeting is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             TERRA INDUSTRIES INC.


                                             /s/ Mark A. Kalafut
                                             -----------------------------------
                                             Mark A. Kalafut
                                             Vice President, General Counsel and
                                             Corporate Secretary


Date: May 7, 2003